SUPPLEMENT TO

CALVERT TAX-FREE RESERVES (“CTFR”)
Money Market Portfolio

Prospectus dated April 30, 2009

Date of Supplement:  June 16, 2009

The following supplements the section “How to Buy Shares – Getting Started – Before You Open an Account” on page 21:

Effective June 30, 2009, CTFR Money Market Portfolio offers only one class of shares, Class O.

The following supplements the section “Service Fees and Arrangements With Broker/Dealers” on page 26:

Effective July 1, 2009, CDI pays broker/dealers an ongoing service fee of 0.01% of average daily net assets of Class O shares of CTFR Money Market Portfolio maintained by such broker/dealers.

The following supplements the section “Minimum Account Balance/Low Balance Fee” on page 35:

Effective February 1, 2010, the minimum account balance for CTFR Money Market Portfolio is $2,000.